SHORT-TERM INVESTMENTS (Details) - USD ($)		Feb. 28, 2017	Feb. 29, 2016
ShortTerm Investments		$ 229,456,397	$ 27,470,431
Held-to-maturity Securities [Member]
ShortTerm Investments	[1]	171,703,197	27,470,431
Variable-rate Financial Instruments [Member]
ShortTerm Investments	[2]	$ 57,753,200	$ 0

[1]	The Group purchased wealth management products from financial institutions in China and classified them as held-to-maturity investments as the Group has the positive intent and ability to hold the investments to maturity. The maturities of these financial products range from three months to twelve months. The Group estimated that their fair value approximate their amortized costs.
[2]	In fiscal year 2017, the Group purchased several one-year investment products indexed to different stock or stock markets. The Group accounted for them at fair value and recorded a $1,246,800 loss resulting from changing in fair value for the year ended February 28, 2017.